SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 28, 2006

HARBOR FLORIDA BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22817	65-0813766

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 S. Second Street, Fort Pierce, FL 34950

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (772) 461-2414

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

          On June 28, 2006, Harbor Florida Bancshares, Inc. (“Bancshares”) announced that its third quarter earnings would be released on Wednesday, July 19, 2006.

Item 9.01.  Financial Statements and Exhibits

          A copy of the press release dated June 28, 2006 is attached as Exhibit 99.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 29, 2006	HARBOR FLORIDA BANCSHARES, INC., Registrant

	By:	/s/ H. Michael Callahan

	Name:	H. Michael Callahan
	Title:	Chief Financial Officer and Senior Vice President

Exhibit No.	Description

99	Press release dated June 28, 2006